Exhibit 24.1







                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Tredegar Industries, Inc. on Form S-8 (File Number 33-64647) of our report dated June 7, 1996, appearing in this Annual Report on Form 11-K of the Savings Plan for the Employees of Tredegar Industries, Inc. for the year ended December 31, 1995.


                                                          /s/ Plott & Walton, PC
                                                            PLOTT & WALTON, PC































June 19, 1996


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